Enovis Announces Third Quarter 2024 Results

•Continued commercial momentum with third-quarter sales growth of 21% on a reported basis and strong adjusted EBITDA margin expansion

•Reconstructive sales grew 57% Y/Y on a reported basis and 9% on a Comparable basis

•Reported third-quarter net loss from continuing operations of $0.61 per share, adjusted net income per diluted share of $0.73, up +30% Y/Y

WILMINGTON, DE, November 6, 2024 (GLOBE NEWSWIRE)—Enovis™ Corporation (NYSE: ENOV), an innovation-driven medical technology growth company, today announced its financial results for the third quarter ended September 27, 2024. The Company will host an investor conference call and live webcast to discuss these results today at 8:30 am ET.

Third Quarter 2024 Financial Results

Enovis’ third-quarter net sales of $505 million grew 21% on a reported basis and 6% on a Comparable sales basis from the same quarter in 2023. Third-quarter results reflect strong growth in Global Recon, stable execution in P&R, and our recent acquisition of Lima. Compared to the same quarter in 2023, net sales in Recon grew 57% on a reported basis, with 9% Comparable sales growth, and P&R grew 1% on a reported basis and 3% on a Comparable sales basis.

Enovis also reported third-quarter net loss from continuing operations of $34 million, or a loss of 6.2% of sales on a reported basis, and adjusted EBITDA of $90 million, or 17.9% of sales on a reported basis, an increase of 220 basis points versus the comparable prior-year quarter.

The Company reported third-quarter 2024 net loss from continuing operations of $0.61 per share and adjusted earnings per diluted share of $0.73.

“Our performance this quarter reflects the significant progress of our integration efforts and represents a return to above market growth rates in Recon,” said Matt Trerotola, Chief Executive Officer of Enovis. “We are closing in on a strong finish for 2024 that will propel us into 2025 as we shift our focus from integration to growth, fueled by a robust lineup of important new product introductions across all areas of our business.”

2024 Financial Outlook

Enovis narrowed its revenue range and adjusted EBITDA expectations for 2024. Full-year revenue is estimated at $2.10 billion, and adjusted EBITDA is forecasted to be $373-$378 million. The Company also raised its full-year adjusted earnings per diluted share guidance from $2.62-$2.77 to $2.75-$2.80.

Conference call and Webcast

Investors can access the webcast via a link on the Enovis website, www.enovis.com. For those planning to participate on the call, please dial (833) 685-0901 (U.S. callers) or +1 (412) 317-5715 (International callers) and ask to join the Enovis call. A link to a replay of the call will also be available on the Enovis website later in the day.

About Enovis

Enovis Corporation (NYSE: ENOV) is an innovation-driven medical technology growth company dedicated to developing clinically differentiated solutions that generate measurably better patient outcomes and transform workflows. Powered by a culture of continuous improvement, global talent and innovation, the Company’s extensive range of products, services and integrated technologies fuels active lifestyles in orthopedics and beyond. The Company’s shares of common stock are listed in the United States on the New York Stock Exchange under the symbol ENOV. For more information about Enovis, please visit www.enovis.com.

Availability of Information on the Enovis Website

Investors and others should note that Enovis routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Enovis Investor Relations website. While not all of the information that the Company posts to the Enovis Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in Enovis to review the information that it shares on ir.enovis.com.

Forward-Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ plans, goals, objectives, outlook, expectations and intentions, including the potential benefits of the recently completed acquisition of Lima, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks related to Enovis’ recently completed acquisition of Lima; the impact of public health emergencies and global pandemics (including COVID-19); disruptions in the global economy caused by escalating geopolitical tensions including in connection with Russia’s invasion of Ukraine; macroeconomic conditions, including the impact of inflationary pressures; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; other impacts on Enovis’ business and ability to execute business continuity plans; and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Non-GAAP Financial Measures

Enovis has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations (“Adjusted net income”), Adjusted net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross profit, Adjusted gross profit margin, Comparable sales, Comparable sales growth, and Comparable sales growth on constant currency basis.

Adjusted net income and Adjusted net income per diluted share excludes restructuring and other charges, European Union Medical Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step up costs, property plant and equipment step-up depreciation, strategic transaction costs, stock compensation costs, other income/expense, and it includes the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents Adjusted net income margin, which is subject to the same adjustments as Adjusted net income.

Adjusted EBITDA represents Adjusted net income excluding interest, taxes, and depreciation and amortization. Enovis presents Adjusted EBITDA margin, which is subject to the same adjustments as Adjusted EBITDA.

Adjusted gross profit represents gross profit excluding the fair value charges of acquired inventory and the impact of restructuring and other charges. Adjusted gross profit margin is subject to the same adjustments as Adjusted gross profit.

Comparable sales adjusts net sales for prior periods to include the sales of acquired businesses (including Lima and Novastep) prior to our ownership from acquisitions that closed in the periods presented and to exclude the net sales of certain non-core product lines that were divested or discontinued, as applicable, during the periods presented.

Comparable sales growth represents the change in Comparable sales for the current period from Comparable sales for the prior year period.

Comparable sales growth on constant currency basis represents Comparable sales growth excluding the impact of foreign exchange rate fluctuations.

Comparable sales, comparable sales growth and comparative sales growth on a constant currency basis are presented for illustrative purposes only and do not and are not intended to comply with Article 11 of Regulation S-X promulgated by the SEC in respect of proforma financial information, and may differ, including materially, from proforma financial statements presented in accordance therewith.

These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Kyle Rose
Vice President, Investor Relations
Enovis Corporation
+1-917-734-7450
investorrelations@enovis.com

Enovis Corporation
Condensed Consolidated Statements of Operations
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Net sales	$505,222	$417,524	$1,546,648	$1,252,177
Cost of sales	218,763	174,558	673,410	525,787
Gross profit	286,459	242,966	873,238	726,390
Gross profit margin	56.7%	58.2%	56.5%	58.0%
Selling, general and administrative expense	249,854	204,248	769,645	619,294
Research and development expense	20,491	19,901	67,347	57,012
Amortization of acquired intangibles	42,786	33,967	124,653	98,256
Restructuring and other charges	5,065	5,342	22,563	11,782
Operating loss	(31,737)	(20,492)	(110,970)	(59,954)
Operating loss margin	(6.3)%	(4.9)%	(7.2)%	(4.8)%
Interest expense, net	11,066	5,768	48,031	15,496
Other (income) expense, net	(202)	(757)	(9,803)	(665)
Loss from continuing operations before income taxes	(42,601)	(25,503)	(149,198)	(74,785)
Income tax benefit	(9,096)	(6,052)	(25,408)	(17,878)
Net loss from continuing operations	(33,505)	(19,451)	(123,790)	(56,907)
Income from discontinued operations, net of taxes	2,243	16,611	2,175	21,096
Net loss	(31,262)	(2,840)	(121,615)	(35,811)
Net loss margin	(6.2)%	(0.7)%	(7.9)%	(2.9)%
Less: net income attributable to noncontrolling interest from continuing operations - net of taxes	259	40	542	414
Net loss attributable to Enovis Corporation	$(31,521)	$(2,880)	$(122,157)	$(36,225)
Net income (loss) per share - basic and diluted
Continuing operations	$(0.61)	$(0.36)	$(2.26)	$(1.05)
Discontinued operations	$0.04	$0.30	$0.04	$0.39
Consolidated operations	$(0.58)	$(0.05)	$(2.23)	$(0.67)

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Adjusted Net Income and Adjusted Net Income Per Share
Net loss from continuing operations attributable to Enovis Corporation(1) (GAAP)	$(33.8)	$(19.5)	$(124.3)	$(57.3)
Restructuring and other charges - pretax(2)	7.8	5.3	25.3	12.1
MDR and other costs - pretax(3)	5.3	6.2	14.8	23.0
Amortization of acquired intangibles - pretax	42.8	34.0	124.7	98.3
Inventory step-up and PPE step-up depreciation - pretax(4)	9.1	—	40.2	0.1
Strategic transaction costs - pretax(5)	21.4	10.5	65.0	27.5
Stock-based compensation	7.8	8.4	21.9	24.1
Other (income) expense, net(6)	(0.2)	(0.8)	(9.8)	(0.7)
Tax adjustment(7)	(19.2)	(13.1)	(54.5)	(38.6)
Adjusted net income from continuing operations (non-GAAP)	$41.0	$31.0	$103.2	$88.6
Adjusted net income margin from continuing operations	8.1%	7.4%	6.7%	7.1%

Weighted-average shares outstanding - diluted (GAAP)	55,666	54,549	55,072	54,462
Net loss per share - diluted from continuing operations (GAAP)	$(0.61)	$(0.36)	$(2.26)	$(1.05)

Adjusted weighted-average shares outstanding - diluted (non-GAAP)	56,030	55,065	55,511	54,945
Adjusted net income per share - diluted from continuing operations (non-GAAP)	$0.73	$0.56	$1.86	$1.61
__________
(1) Net loss from continuing operations attributable to Enovis Corporation for the respective periods is calculated using Net loss from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes.
(2) Restructuring and other charges includes $2.7 million and $2.7 million, of expense classified as Cost of sales on the Company’s Condensed Consolidated Statements of Operations for the three and nine months ended September 27, 2024, respectively. Restructuring and other charges includes $— million and $0.3 million, of expense classified as Cost of sales on the Company’s Condensed Consolidated Statements of Operations for the three and nine months ended September 29, 2023, respectively.
(3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(4) Includes $8.4 million and $37.4 million in inventory step-up charges and $0.7 million and $2.9 million in PPE step-up depreciation in connection with acquired businesses for the three and nine months ended September 27, 2024, respectively. Step-up depreciation costs for such periods primarily relate to the Lima acquisition. For the three and nine months ended September 29, 2023, PPE step-up depreciation costs were immaterial and thus were not included as adjustments in the computation of adjusted net income per diluted share.
(5) Strategic transaction costs includes integration costs related to recent acquisitions and Separation-related costs.
(6) Other (income) expense, net primarily includes the fair value gain on Contingent Acquisition shares, partially offset by the first quarter of 2024 loss on the non-designated forward currency hedge for managing exchange rate risk related to the Euro-denominated purchase price of the Lima Acquisition.
(7) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 19.7% and 21.9% for the three and nine months ended September 27, 2024, respectively, and 18.5% and 18.9% for the three and nine months ended September 29, 2023, respectively.

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
	(Dollars in millions)
Net loss from continuing operations (GAAP)	$(33.5)	$(19.5)	$(123.8)	$(56.9)
Income tax benefit	(9.1)	(6.1)	(25.4)	(17.9)
Other (income) expense, net	(0.2)	(0.8)	(9.8)	(0.7)
Interest expense, net	11.1	5.8	48.0	15.5
Operating loss (GAAP)	(31.7)	(20.5)	(111.0)	(60.0)
Adjusted to add:
Restructuring and other charges(1)	7.8	5.3	25.3	12.1
MDR and other costs(2)	5.3	6.2	14.8	23.0
Strategic transaction costs(3)	21.4	10.5	65.0	27.5
Stock-based compensation	7.8	8.4	21.9	24.1
Depreciation and other amortization	28.4	21.5	85.7	62.2
Amortization of acquired intangibles	42.8	34.0	124.7	98.3
Inventory step-up	8.4	—	37.4	0.1
Adjusted EBITDA (non-GAAP)	$90.2	$65.4	$263.7	$187.5
Adjusted EBITDA margin (non-GAAP)	17.9%	15.7%	17.0%	15.0%
__________
(1) Restructuring and other charges includes $2.7 million and $2.7 million, of expense classified as Cost of sales on the Company’s Condensed Consolidated Statements of Operations for the three and nine months ended September 27, 2024, respectively. Restructuring and other charges includes $— million and $0.3 million, of expense classified as Cost of sales on the Company’s Condensed Consolidated Statements of Operations for the three and nine months ended September 29, 2023, respectively.
(2) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(3) Strategic transaction costs includes integration costs related to recent acquisitions and Separation-related costs.

Enovis Corporation
Reconciliation of Gross Margin (GAAP) to Adjusted Gross Margin (non-GAAP)
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Net sales	$505.2	$417.5	$1,546.6	$1,252.2
Gross profit	$286.5	$243.0	$873.2	$726.4
Gross profit margin (GAAP)	56.7%	58.2%	56.5%	58.0%

Gross profit (GAAP)	$286.5	$243.0	$873.2	$726.4
Inventory step-up	8.4	—	37.4	0.1
Restructuring and other charges	2.7	—	2.7	0.3
Adjusted gross profit (Non-GAAP)	$297.6	$243.0	$913.3	$726.8
Adjusted gross profit margin (Non-GAAP)	58.9%	58.2%	59.1%	58.0%

Enovis Corporation
Condensed Consolidated Balance Sheets
Dollars in thousands, except share amounts
(Unaudited)

	September 27, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$35,425	$36,191
Trade receivables, less allowance for credit losses of $23,564 and $9,731	400,216	291,483
Inventories, net	609,665	468,832
Prepaid expenses	45,587	28,901
Other current assets	112,172	71,112
Total current assets	1,203,065	896,519
Property, plant and equipment, net	403,250	270,798
Goodwill	2,393,691	2,060,893
Intangible assets, net	1,396,428	1,127,363
Lease asset - right of use	63,387	63,506
Other assets	90,320	90,255
Total assets	$5,550,141	$4,509,334

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$20,029	$—
Accounts payable	158,037	132,475
Accrued liabilities	352,156	237,132
Total current liabilities	530,222	369,607
Long-term debt, less current portion	1,325,440	466,164
Non-current lease liability	47,420	48,684
Other liabilities	313,760	204,178
Total liabilities	2,216,842	1,088,633
Equity:
Common stock, $0.001 par value; 133,333,333 shares authorized; 55,866,099 and 54,597,142 shares issued and outstanding as of September 27, 2024 and December 31, 2023, respectively	56	55
Additional paid-in capital	2,964,997	2,900,747
Retained earnings	420,314	542,471
Accumulated other comprehensive loss	(54,951)	(24,881)
Total Enovis Corporation equity	3,330,416	3,418,392
Noncontrolling interest	2,883	2,309
Total equity	3,333,299	3,420,701
Total liabilities and equity	$5,550,141	$4,509,334

Enovis Corporation
Condensed Consolidated Statements of Cash Flows
Dollars in thousands
(Unaudited)

	Nine Months Ended
	September 27, 2024	September 29, 2023

Cash flows from operating activities:
Net loss	$(121,615)	$(35,811)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	210,394	160,493
Impairment of assets	5,555	—
Stock-based compensation expense	21,928	25,758
Non-cash interest expense	3,539	2,117
Fair value gain on contingent acquisition shares	(19,922)	—
Loss on currency hedges	11,123	—
Deferred income tax benefit	(29,472)	(20,612)
Loss on sale of property, plant and equipment	(2,116)	(14,832)
Changes in operating assets and liabilities:
Trade receivables, net	(29,187)	(6,527)
Inventories, net	(2,844)	(29,917)
Accounts payable	(11,503)	(12,379)
Other operating assets and liabilities	(10,706)	(1,717)
Net cash provided by operating activities	25,174	66,573
Cash flows from investing activities:
Purchases of property, plant and equipment and intangibles	(127,522)	(94,279)
Payments for acquisitions, net of cash received, and investments	(765,422)	(131,387)
Payment for settlement of derivatives	(4,645)	—
Net cash used in investing activities	(897,589)	(183,095)
Cash flows from financing activities:
Proceeds from borrowings on term credit facility	400,000	—
Repayments of borrowings under term credit facility	(15,000)	(219,468)
Proceeds from borrowings on revolving credit facilities and other	940,000	400,000
Repayments of borrowings on revolving credit facilities and other	(447,005)	(47,345)
Payment of debt issuance costs	(703)	(8,000)
Payments of tax withholding for stock-based awards	(4,772)	—
Proceeds from issuance of common stock, net	1,555	1,489
Deferred consideration payments and other	(7,174)	(1,668)
Net cash provided by financing activities	866,901	125,008
Effect of foreign exchange rates on Cash and cash equivalents	480	(652)
Increase (decrease) in Cash, cash equivalents and restricted cash	(5,034)	7,834
Cash, cash equivalents and restricted cash, beginning of period	44,832	24,295
Cash, cash equivalents and restricted cash, end of period	$39,798	$32,129

Supplemental disclosures:
Fair value of contingently issuable shares in business acquisition	$107,877	$—

Enovis Corporation
GAAP and Comparable Net Sales
Change in Sales
Dollars in millions
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 27, 2024	September 29, 2023	Growth Rate	September 27, 2024	September 29, 2023	Growth rate
	GAAP			GAAP
	(In millions)
Prevention & Recovery:
U.S. Bracing & Support	$123.0	$118.4	3.9%	$345.1	$337.7	2.2%
U.S. Other P&R	66.2	68.2	(3.0)%	200.5	198.3	1.1%
International P&R	85.0	83.7	1.6%	265.4	258.5	2.7%
Total Prevention & Recovery	274.2	270.3	1.5%	811.0	794.5	2.1%

Reconstructive:
U.S. Reconstructive	120.8	99.7	21.2%	366.6	309.4	18.5%
International Reconstructive	110.2	47.5	131.8%	369.0	148.3	148.8%
Total Reconstructive	231.0	147.2	56.9%	735.6	457.7	60.7%

Total	$505.2	$417.5	21.0%	$1,546.6	$1,252.2	23.5%

	Three Months Ended				Nine Months Ended
	September 27, 2024	September 29, 2023	Growth Rate	Constant Currency Growth Rate	September 27, 2024	September 29, 2023	Growth Rate	Constant Currency Growth Rate
	Comparable Sales (1)				Comparable Sales (1)
	(In millions)
Prevention & Recovery:
U.S. Bracing & Support	$123.0	$118.4	3.9%	3.9%	$345.1	$337.7	2.2%	2.2%
U.S. Other P&R	66.2	66.1	0.2%	0.2%	197.8	191.3	3.4%	3.4%
International P&R	85.0	82.2	3.5%	2.6%	263.8	254.3	3.7%	3.6%
Total Prevention & Recovery	274.2	266.6	2.9%	2.6%	806.7	783.3	3.0%	2.9%

Reconstructive:
U.S. Reconstructive	120.8	110.9	8.9%	8.9%	366.6	350.5	4.6%	4.6%
International Reconstructive	110.2	100.6	9.5%	8.2%	368.6	330.5	11.5%	10.6%
Total Reconstructive	231.0	211.5	9.2%	8.6%	735.2	681.0	8.0%	7.5%

Total	$505.2	$478.1	5.7%	5.2%	$1,541.8	$1,464.3	5.3%	5.1%
(1) Comparable sales adjusts net sales for prior periods to include the sales of acquired businesses prior to our ownership from acquisitions that closed after March 31, 2023 and to exclude the sales of divested businesses and certain discontinued Recon products lines in conjunction with the Lima acquisition. The acquired businesses include the Lima and Novastep acquisitions in the Recon segment and the divested business includes a minor product line in the P&R segment.